SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): July 1, 2015

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On July 1, 2015, the Registrant completed the acquisition of Beaver Ruin Village located in Lilburn, Georgia. This Current Report on Form 8-K is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired. *
Report of Independent Auditor.

Statement of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2015 (unaudited) and the Year Ended December 31, 2014.

Notes to Statement of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2015 (unaudited) and the Year Ended December 31, 2014.

(b)	Pro forma financial information. **
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended
March 31, 2015.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits. ***

23.1	Consent of Cherry Bekaert LLP.

*	Filed as Exhibit 99.1 and incorporated herein by reference.

**	Filed as Exhibit 99.2 and incorporated herein by reference.

***	Filed as Exhibit 23.1 and incorporated herein by reference.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: July 1, 2015

EXHIBIT INDEX

Number	Description of Exhibit

23.1	Consent of Cherry Bekaert LLP.
99.1	Financial Statements of Beaver Ruin Village.
99.2	Pro Forma Financial Information of Beaver Ruin Village.